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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    July 9, 1999
                                                        --------------------


                                CROWN PAPER CO.
                                ---------------
            (Exact name of registrant as specified in its charter)



           Virginia                  33-93494                  54-1752385
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 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)



               300 Lakeside Drive, Oakland CA                  94612-3592
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           (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code    (510) 874-3400
                                                       ---------------------


                                  Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 2.   DISPOSITION OF ASSETS.

On July 9, 1999 Crown Paper Co. (a wholly-owned subsidiary of
Crown Vantage Inc.) completed the sale of its pulp and paper mills in Berlin and Gorham, New Hampshire to American Tissue Inc. for $45 million cash and the assumption of certain liabilities. See Exhibit 99.2 for copy of news release.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (b)  Pro forma financial information

               See Exhibit 99.1 for Unaudited Pro Forma Condensed Financial Statements as of March 28, 1999, for the three months ended March 28, 1999 and for the year ended December 27, 1998.

          (c)  Exhibits



        Exhibit No.                               Description
----------------------------    ----------------------------------------------

          99.1 Unaudited Pro Forma Condensed Financial Statements as of March 28, 1999, for the three months ended March 28, 1999 and for the year ended December 27, 1998.

          99.2 News release announcing successful completion of sale of the Company's pulp and paper mills in Berlin and Gorham, New Hampshire to American Tissue Inc.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CROWN PAPER CO.



July 16, 1999                  /s/ Michael J. Hunter
                               ---------------------------------------------
                                          Michael J. Hunter
                               Senior Vice President, Chief Accounting Officer